                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this  Registration  Statement of
NYFIX,  Inc. on Form S-8 of our report dated March 2, 2001 (March 14, 2001 as to
Note 18) appearing in the Annual Report on Form 10-K of NYFIX, Inc. for the year ended December 31, 2000, and to the reference to us under the heading  "Experts"
in the Prospectus, which is part of this Registration Statement.

/s/ Deloitte & Touche LLP
Stamford, Connecticut
January 23, 2002